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                                                                    EXHIBIT 23.6

                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our report dated March 6, 1996 included in WorldCom, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.

                                        /s/ Arthur Andersen LLP
                                        ARTHUR ANDERSEN LLP

Jackson, Mississippi
November 18, 1996